UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 2, 2021

United Bankshares, Inc.

(Exact name of registrant as specified in its charter)

West Virginia	No. 002-86947	55-0641179
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 United Center
500 Virginia Street, East
Charleston, West Virginia 25301
(Address of Principal Executive Offices)

(304) 424-8800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $2.50 per share	UBSI	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

On June 2, 2021, United Bankshares, Inc. (“United”) entered into an Agreement and Plan of Reorganization (the “Agreement”) with Community Bankers Trust Corporation (“Community Bankers Trust”), a Virginia corporation headquartered in Richmond, Virginia.

In accordance with the Agreement, Community Bankers Trust shall merge with and into United (the “Merger”). Community Bankers Trust will cease to exist and United shall survive and continue to exist as a West Virginia corporation. United may at any time prior to the effective time of the Merger change the method of effecting the combination with Community Bankers Trust subject to certain conditions contained in the Agreement.

The Agreement provides that upon consummation of the Merger, each outstanding share of common stock of Community Bankers Trust will be converted into the right to receive 0.3173 shares of United common stock, par value $2.50 per share.

Pursuant to the Agreement, at the effective time of the Merger, each outstanding Community Bankers Trust stock option granted under a Community Bankers Trust stock plan, whether vested or unvested as of the date of the Agreement, shall vest only as provided pursuant to the terms of such Community Bankers Trust stock plan and convert into an option to acquire United common stock adjusted based on the 0.3173 exchange ratio. Also, at the effective time of the Merger, each restricted stock unit granted under a Community Bankers Trust stock plan that is outstanding immediately prior to the effective time of the Merger shall vest only in accordance with the formula and other terms of the Community Bankers Trust stock plan and convert into the right to receive shares of United common stock based on the 0.3173 exchange ratio.

At the effective time of the Merger, Essex Bank, a wholly-owned subsidiary of Community Bankers Trust, will merge with and into United Bank, a wholly-owned subsidiary of United (the “Bank Merger”). United Bank will survive the Bank Merger and continue to exist as a Virginia banking corporation.

Consummation of the Merger is subject to approval of the shareholders of Community Bankers Trust, the receipt of all required regulatory approvals, as well as other customary conditions.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Agreement has been attached as an exhibit to provide investors and security holders with information regarding its terms. It is not intended to provide any other financial information about United or its subsidiaries or affiliates. The representations, warranties and covenants contained in the Agreement were made only for purposes of that agreement and as of specific dates, are solely for the benefit of the parties to the Agreement, may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors. Investors should not rely on the representations, warranties, or covenants or any description thereof as characterizations of the actual state of facts or condition of United or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties, and covenants may change after the date of the Agreement, which subsequent information may or may not be fully reflected in public disclosures by United. The Agreement should not be read alone, but should instead be read in conjunction with the other information regarding United, Community Bankers Trust, their respective affiliates or their respective businesses, the Agreement and the Merger that will be contained in, or incorporated by reference into, the Registration Statement on Form S-4 that will include a proxy statement of Community Bankers Trust and a prospectus of United, as well as in the Forms 10-K, Forms 10-Q, Forms 8-K and other filings that each of United and Community Bankers Trust make, as applicable, with the U.S. Securities and Exchange Commission (the “SEC”).

Item 8.01	Other Events

On June 3, 2021, United and Community Bankers Trust issued a joint press release and United provided an investor presentation to interested parties concerning the acquisition of Community Bankers Trust. Copies of the press release and investor presentation are attached hereto as Exhibits 99.1 and 99.2, and are being furnished to the SEC and shall not be deemed “filed” for any purpose.

Item 9.01	Financial Statements and Exhibits

(d)          Exhibits

2.1         Agreement and Plan of Reorganization, dated as of June 2, 2021, by and between United Bankshares, Inc. and Community Bankers Trust Corporation (listed disclosure schedules have been omitted pursuant to Regulation S-K Item 601(b)(2). United agrees to furnish a supplemental copy of such schedule upon request of the SEC).

99.1      Joint Press Release, dated June 3, 2021 issued by United Bankshares, Inc. and Community Bankers Trust Corporation.

99.2      Investor Presentation, dated June 3, 2021 issued by United Bankshares, Inc.

104      Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward Looking Statements

This Form 8-K, the joint press release and investor presentation contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are intended to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about (i) the benefits of the Merger between Community Bankers Trust and United, including future financial and operating results, cost savings enhancements to revenue and accretion to reported earnings that may be realized from the Merger; (ii) United’s and Community Bankers Trust’s plans, objectives, expectations and intentions and other statements contained in this press release that are not historical facts; and (iii) other statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “targets,” “projects,” “will,” or words of similar meaning generally intended to identify forward-looking statements. These forward-looking statements are based upon the current beliefs and expectations of the respective managements of United and Community Bankers Trust and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the control of United and Community Bankers Trust. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the anticipated results discussed in these forward-looking statements because of possible uncertainties.

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the businesses of United and Community Bankers Trust may not be combined successfully, or such combination may take longer, be more difficult, time-consuming or costly to accomplish than expected; (2) the expected growth opportunities or cost savings from the Merger may not be fully realized or may take longer to realize than expected; (3) deposit attrition, operating costs, customer losses and business disruption following the Merger, including adverse effects on relationships with employees, may be greater than expected; (4) the regulatory approvals required for the Merger may not be obtained on the proposed terms or on the anticipated schedule; (5) the shareholders of Community Bankers Trust may fail to approve the Merger; (6) legislative or regulatory changes, including changes in accounting standards, may adversely affect the businesses in which United and Community Bankers Trust are engaged; (7) the interest rate environment may further compress margins and adversely affect net interest income; (8) results may be adversely affected by continued diversification of assets and adverse changes to credit quality; (9) competitive pressures on product pricing and services; (10) success, impact, and timing of United’s business strategies, including market acceptance of any new products or services; (11) disruption from the Merger making it more difficult to maintain relationships with employees, customers or other parties with whom United and Community Bankers Trust have business relationships; (12) diversion of management time on Merger-related issues; (13) risks relating to the potential dilutive effect of the shares of United common stock to be issued in the Merger; (14) the reaction to the proposed transaction from the companies’ customers, employees and counterparties; (15) the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the Agreement between United and Community Bankers Trust; (16) the outcome of any legal proceedings that may be instituted against United or Community Bankers Trust; (17) changes in general economic, political, or industry conditions; (18) uncertainty as to the extent of the duration, scope and impacts of the COVID-19 pandemic on United, Community Bankers Trust and the Merger; (19) uncertainty in U.S. fiscal and monetary policy, including the interest rate policies of the Federal Reserve Board; (20) volatility and disruptions in global capital and credit markets; (21) reform of LIBOR; and (22) the nature, extent, timing, and results of governmental actions, examinations, reviews, reforms, regulations, and interpretations, those involving the OCC, Federal Reserve, FDIC, and CFPB. Additional factors, that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in Community Bankers Trust’s and United’s reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the SEC and available on the SEC’s Internet site (http://www.sec.gov).

United and Community Bankers Trust caution that the foregoing list of factors is not exclusive. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to United or Community Bankers Trust or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. United and Community Bankers Trust do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

Additional Information About the Merger and Where to Find It

Shareholders of United and Community Bankers Trust and other investors are urged to read the proxy statement/prospectus that will be included in the registration statement on Form S-4 that United will file with the SEC in connection with the proposed Merger because it will contain important information about United, Community Bankers Trust, the Merger, the persons soliciting proxies in the Merger and their interests in the Merger and related matters. The Merger will be submitted to Community Bankers Trust’s shareholders for their consideration. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval in favor of the Merger, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Investors will be able to obtain all documents filed with the SEC by United free of charge at the SEC’s Internet site (http://www.sec.gov). In addition, documents filed with the SEC by United will be available free of charge from the Corporate Secretary of United Bankshares, Inc., 514 Market Street, Parkersburg, West Virginia 26101, telephone (304) 424-8800, and any documents filed with the SEC by Community Bankers Trust will be available free of charge from the Corporate Secretary of Community Bankers Trust Corporation, 9954 Mayland Drive, Suite 2100, Richmond, Virginia 23233, telephone (804) 934-9999. The proxy statement/prospectus (when it is available) and the other documents may also be obtained for free by accessing United’s website at www.ubsi-inc.com under the tab “Investor Relations” and then under the heading “SEC Filings” or by accessing Community Bankers Trust’s website at www.cbtrustcorp.com under the tab “SEC Filings” and then under the heading “Documents”. You are urged to read the proxy statement/prospectus carefully, once it becomes available, before making a decision concerning the Merger.

Participants in the Transactions

United, Community Bankers Trust and their respective directors, executive officers and certain other members of management and employees may be deemed “participants” in the solicitation of proxies from Community Bankers Trust’s shareholders in favor of the Merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the Community Bankers Trust’s shareholders in connection with the proposed Merger will be set forth in the proxy statement/prospectus when it is filed with the SEC.

You can find information about the executive officers and directors of United in its Annual Report on Form 10-K for the year ended December 31, 2020 and in its definitive proxy statement filed with the SEC on March 30, 2021. You can find information about Community Bankers Trust’s executive officers and directors in its Annual Report on Form 10-K for the year ended December 31, 2020 and in its definitive proxy statement filed with the SEC on April 23, 2021. You can obtain free copies of these documents from United, or Community Bankers Trust using the contact information above.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED BANKSHARES, INC.

Date: June 3, 2021	By:	/s/ W. Mark Tatterson
W. Mark Tatterson, Executive Vice
President and Chief Financial Officer